SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

CLEARWATER PAPER CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

CLEARWATER PAPER CORPORATION

Meeting Information

Meeting Type: Annual For holders as of: 03/30/09

Date: 05/19/09 Time: 9:00 A.M., Local Time Location: The Davenport Hotel

10 South Post Street Spokane, WA 99201

See proxy materials for driving directions to the meeting.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

CLEARWATER PAPER CORPORATION

601 W. RIVERSIDE AVENUE

SUITE 1100

SPOKANE, WA 99201

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

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How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: The Notice will serve as an admission ticket for a stockholder to attend the 2009 Annual Meeting of Stockholders. Each attendee must present the Notice or other proper form of documentation (as described in the section “Annual Meeting Information” in the Proxy Statement) to be admitted. You should also be prepared to present photo identification for admittance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail or Telephone: You can vote by mail by requesting a paper copy of the proxy materials as set forth above in “How to Request and Receive a PAPER or E-MAIL Copy” and then follow the “Vote by Mail” instructions in the proxy materials. Alternatively, you can vote by telephone by reviewing the proxy materials via the Internet at www.proxyvote.com or requesting a paper copy of the proxy materials and then following the “Vote by Telephone” instructions in the proxy materials.

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Voting Items

The Board of Directors recommends a vote FOR the election of two Directors to serve until the 2012 Annual Meeting of Stockholders.

Proposal 1-Election of Directors

Nominees:

1a. Boh A. Dickey

1b. Gordon L. Jones

The Board of Directors recommends a vote FOR Proposal 2.

Proposal 2 -Ratification of the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for 2009.

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